Exhibit 10.19

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of May 30, 2014, by and between M Line Holdings, Inc., a Nevada corporation, with headquarters located at 2672 Dow Avenue, Tustin, CA 92780 (the “Company”), and GEL PROPERTIES, LLC, a Delaware limited liability company, with its address at 16192 Coastal Highway, Lewes, DE 19958 (the “Buyer”).

WHEREAS:

A.           The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B.           Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement two 8% convertible notes of the Company, in the forms attached hereto as Exhibit A and B in the aggregate principal amount of $100,000.00 (with the first note being in the amount of $50,000.00 and the second note being in the amount of $50,000.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note. The first of the two notes (the “First Note”) shall be paid for by the Buyer as set forth herein. The second note (the “Second Note”) shall initially be paid for by the issuance of an offsetting $50,000.00 secured note issued to the Company by the Buyer (“Buyer Note”), provided that prior to conversion of the Second Note, the Buyer must have paid off the Buyer Note in cash such that the Second Note may not be converted until it has been paid for in cash.

C.           The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Note as is set forth immediately below its name on the signature pages hereto; and

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1.          Purchase and Sale of Note.

     a.           Purchase of Note. On each Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company such principal amount of Note as is set forth immediately below the Buyer’s name on the signature pages hereto.

/s/ Anthony L. Anish
Company Initials

b.           Form of Payment. On the Closing Date (as defined below), (i) the Buyer shall pay the purchase price for the Note to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note in the principal amount equal to the Purchase Price as is set forth immediately below the Buyer’s name on the signature pages hereto, and (ii) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

c.           Closing Date. The date and time of the first issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on or about May 30, 2014, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties. Subsequent Closings shall occur when the Buyer Note is repaid. The Closing of the Second Note shall be on or before the dates specified in the Buyer Note.

2.          Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

     a.           Investment Purpose. As of the date hereof, the Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

     b.           Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

     c.           Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     d.           Information. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

/s/ Anthony L. Anish

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     e.           Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     f.            Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

     g.           Legends. The Buyer understands that the Note and, until such time as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

/s/ Anthony L. Anish

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“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, within 2 business days, it will be considered an Event of Default under the Note.

     h.           Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

     i.            Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

3.          Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

/s/ Anthony L. Anish

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a.           Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b.           Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c.           Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d.           Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement, the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

/s/ Anthony L. Anish

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e.           No Conflicts. The execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Over-the-Counter Quotations Bureau (the “OTCQB”) and does not reasonably anticipate that the Common Stock will be delisted by the OTCQB in the foreseeable future, nor are the Company’s securities “chilled” by FINRA. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

f.            Absence of Litigation. Except as disclosed in the Company’s public filings, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a material adverse effect. Schedule 3(f) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its subsidiaries, without regard to whether it would have a material adverse effect. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

g.           Acknowledgment Regarding Buyer’ Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’ purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

h.           No Integrated Offering. Neither the Company, nor any of its affiliates, nor ay person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

/s/ Anthony L. Anish

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i.            Title to Property. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(i) or such as would not have a material adverse effect. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect.

j.            Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of default under the Note.

4.          COVENANTS.

a.           Expenses. At the Closing, the Company shall reimburse Buyer for expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith (“Documents”), including, without limitation, reasonable attorneys’ and consultants’ fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents. When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Buyer for all fees and expenses immediately upon written notice by the Buyer or the submission of an invoice by the Buyer. The Company’s obligation with respect to this transaction is to reimburse Buyer’ expenses shall be $2500 in legal fees (and proportional amounts for the Second Note) which shall be deduced from each Note when funded.

b.           Listing. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Note. The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTCQB or any equivalent replacement exchange, the Nasdaq National Market (“Nasdaq”), the Nasdaq SmallCap Market (“Nasdaq SmallCap”), the New York Stock Exchange (“NYSE”), or the American Stock Exchange (“AMEX”) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the OTCQB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

/s/ Anthony L. Anish

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c.           Corporate Existence. So long as the Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCQB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

d.           No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

e.           Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an event of default under the Note.

5.          Governing Law; Miscellaneous.

a.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.           Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

/s/ Anthony L. Anish

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c.           Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.           Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.           Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

f.            Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

M Line Holdings, Inc.

2672 Dow Avenue

Tustin, CA 92780

Attn: Bruce Barren, CEO

If to the Buyer:

GEL PROPERTIES, LLC

16192 Coastal Highway

Lewes, DE 19958

Attn: Samuel Eisenberg

/s/ Anthony L. Anish

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Each party shall provide notice to the other party of any change in address.

g.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h.           Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.            Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j.            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.          No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

1.          Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

/s/ Anthony L. Anish

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IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

M Line Holdings, Inc.

By:	/s/ Anthony L. Anish
Anthony L. Anish
Chief Operating Officer

GEL PROPERTIES, LLC.

By:
Name:	Samuel Eisenberg
Title:	Manager

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Note:	$100,000.00

Aggregate Purchase Price:

Note 1: $50,000.00 less $2,500.00 in legal fees and $4,750.00 in third party due diligence fees to Anubis Capital Partners, LLC.

Note 2: $50,000.00 less $2,500.00 in legal fees and $4,750.00 in third party due diligence fees to Anubis Capital Partners, LLC.

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EXHIBIT A

144 NOTE - $50K

/s/ Anthony L. Anish

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EXHIBIT B

BACK END NOTE 1

$50K

/s/ Anthony L. Anish

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THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT”)

US $50,000.00

M LINE HOLDINGS, INC.

8% CONVERTIBLE REDEEMABLE NOTE

DUE MAY 30, 2015

BACK END NOTE

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of GEL PROPERTIES, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Fifty Thousand Dollars exactly (U.S. $50,000.00) on May 30, 2015 (“Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on May 30, 2014. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.          This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
Initials

2.          The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.          This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”), and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.          (a) The Holder of this Note is entitled, at its option, at any time after 180 days, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the OTCQB marketplace which the Company’s shares are traded or any market upon which the Common Stock may be traded in the future (“Exchange”), for the ten prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)          Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

/s/ Anthony L. Anish
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(c)          This Note may not be prepaid, except that if the $50,000 Rule 144 convertible redeemable note issued by the Company of even date herewith is redeemed by the Company within 6 months of the issuance date of such Note, all obligations of the Company under this Note and all obligations of the Holder under the Holder issued Back End Note will be automatically be deemed satisfied and this Note and the Holder issued Back End Note will be automatically be deemed cancelled and of no further force or effect.

(d)          Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the un-paid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)          In case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as deter-mined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.          No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.          The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.          The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

/s/ Anthony L. Anish
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8.          If one or more of the following described “Events of Default” shall occur:

(a)          The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)          Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any respect; or

(c)          The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder and not cure such breach within 10 days; or

(d)          The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)          A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged with-in sixty (60) days after such appointment; or

(e)          Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)          One or more money judgments, writs or warrants of attachment, or similar process, in excess of one hundred thousand dollars ($100,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)          The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(i)          The Company shall have its Common Stock delisted from a market (including the OTCQB marketplace) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)          Intentionally Deleted;

/s/ Anthony L. Anish
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(k)          The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(1)         The Company shall not replenish the reserve set forth in Section 12, within 5 business days of the request of the Holder ; or

(m)          The Company’s Common Stock has a closing bid price of less than $0.003 per share for at least 5 consecutive trading days; or

(n)          The aggregate dollar trading volume of the Company’s Common Stock is less than forty thousand dollars ($40,000.00) in any 5 consecutive trading days; or

(o)          The Company shall cease to be “current” in its filings with the Securities and Exchange Commission; or.

(p)          The Company shall lose the “bid” price for its stock and a market (including the OTCBB marketplace or other exchange)

Then, or at any time thereafter, unless cured (except for 8(m) and 8(n) which are incurable defaults, the sole remedy of which is to allow the Holder to cancel both this Note and the Holder Issued Note, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall be accrue at a default interest rate of 16% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. Further, if the Note becomes due and payable, the Holder may use the outstanding principal and interest due under the Note to offset any payment obligations it may have to the Company. In the event of a breach of 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. Once cash funded, the penalty for a breach of Section 8(p) shall be an increase of the outstanding principal amounts by 20%. Once cash funded, in the event of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 50%. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including, without limitation, engaging an attorney, then, if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

/s/ Anthony L. Anish
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9.          In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.         Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.         The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer. Further. The Company will instruct its counsel to either (i) write a “144- 3(a)(9)” opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.         Prior to cash funding of this Note, The Company will issue irrevocable transfer agent instructions reserving 3x the number of shares of Common Stock necessary to allow the holder to convert this note based on the discounted conversion price set forth in Section 4(a) herewith and in accordance with the conversion procedure set forth in Section 12 of the $50,000 144 note issued on even date herewith. The reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, the reserve representing this Note shall be cancelled. The Company will pay all transfer agent costs associated with issuing and delivering the shares.

13.         The Company will give the Holder direct notice of any corporate actions including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.         This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
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IN WITNESS WHEREOF, the Company has caused this Note to be duly execut-ed by an officer thereunto duly authorized.

Dated: 5/30/14

M Line Holdings, Inc.

By:	/s/ Anthony L. Anish

Title:	COO

/s/ Anthony L. Anish
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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ___________ Shares of Common Stock of M Line Holdings, Inc. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________________________________

Applicable Conversion Price: _______________________________________________

Signature: ______________________________________________________________

[Print Name of Holder and Title of Signer]

Address: _______________________________________________________________

 _______________________________________________________________

SSN or EIN: _____________________

Shares are to be registered in the following name: _______________________________

Name: _________________________________________________________________

Address: _______________________________________________________________

Tel: _____________________________________

Fax: _____________________________________

SSN or EIN: _______________________________

Shares are to be sent or delivered to the following account:

Account Name: _________________________________________________________

Address: _______________________________________________________________

/s/ Anthony L. Anish
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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. LENDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

GEL PROPERTIES, LLC

COLLATERALIZED SECURED PROMISSORY NOTE

BACK END NOTE

$50,000.00	Lewes, DE
May 30, 2014

1.	Principal and Interest

FOR VALUE RECEIVED, GEL Properties, LLC, a Delaware Limited Liability Company (the “Company”) hereby absolutely and unconditionally promises to pay to M Line Holdings, Inc (the “Lender”), or order, the principal amount of Fifty Thousand Dollars ($50,0000) no later than January 30, 2015, unless the Lender does not meet the “current information requirements” required under Rule 144 of the Securities Act of 1933, as amended, in which case the Company may declare the offsetting note issued by the Lender on the same date herewith to be in Default (as defined in that note) and cross cancel its payment obligations under this Note as well as the Lenders payment obligations under the offsetting note. This Full Recourse Note shall bear simple interest at the rate of 8%.

2.	Repayments and Prepayments; Security.

a.            All principal under this Note shall be due and payable no later than January 30, 2015, unless the Lender does not meet the “current information requirements” required under Rule 144 of the Securities Act of 1933, as amended, in which case the Company may declare the offsetting note issued by the Lender on the same date herewith to be in Default (as defined in that note) and cross cancel its payment obligations under this Note as well as the Lenders payment obligations under the offsetting note.

b.           The Company may pay this Note at any time. This note may not be assigned by the Lender, except by operation of law.

/s/ Anthony L. Anish

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c.           This Note shall initially be secured by the pledge of the $50,000.00 8% convertible promissory note issued to the Company by the Lender on even date herewith (the “Lender Note”). The Company may exchange this collateral for other collateral with an appraised value of at least $50,000.00, by providing 3 days prior written notice to the Lender. If the Lender does not object to the substitution of collateral in that 3 day period, such substitution of collateral shall be deemed to have been accepted by the Lender. All collateral shall be retained by New Venture Attorneys, P.C., which shall act as the escrow agent for the collateral for the benefit of the Lender. The Company may not effect any conversions under the Lender Note until it has made full cash payment for the portion of the Lender Note being converted.

_________

Lender Initials to Acceptance of bolded section above.

3.	Events of Default; Acceleration.

a.            The principal amount of this Note is subject to prepayment in whole or in part upon the occurrence and during the continuance of any of the following events (each, an “Event of Default”): the initiation of any bankruptcy, insolvency, moratorium, receivership or reorganization by or against the Company, or a general assignment of assets by the Company for the benefit of creditors. Upon the occurrence of any Event of Default, the entire unpaid principal balance of this Note and all of the unpaid interest accrued thereon shall be immediately due and payable. The Company may offset amounts due to the Lender under this Note by similar amounts that may be due to the Company by the Lender resulting from breaches under the Lender Note.

b.            No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise. The Company accepts and agrees that this Note is a full recourse note and that the Holder may exercise any and all remedies available to it under law.

4.	Notices.

a.            All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (i) if to a Lender, at such Lender’s address as the Lender shall have furnished the Company in writing and (ii) if to the Company at such address as the Company shall have furnished the Lender(s) in writing.

b.            Each such notice, report or other communication shall for all purposes under this Note be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by electronic communication with confirmation, upon the delivery of electronic communication.

/s/ Anthony L. Anish

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5.	Miscellaneous.

a.            Neither this Note nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

b.            No failure or delay by the Lender to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Note are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Note expresses the entire understanding of the parties with respect to the transactions contemplated hereby. The Company and every endorser and guarantor of this Note regardless of the time, order or place of signing hereby waives presentment, demand, protest and notice of every kind, and assents to any extension or postponement of the time for payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

c.           If Lender retains an attorney for collection of this Note, or if any suit or proceeding is brought for the recovery of all, or any part of, or for protection of the indebtedness respected by this Note, then the Company agrees to pay all costs and expenses of the suit or proceeding, or any appeal thereof, incurred by the Lender, including without limitation, reasonable attorneys’ fees.

d.           This Note shall for all purposes be governed by, and construed in accordance with the laws of the State of New York (without reference to conflict of laws).

e.           This Note shall be binding upon the Company’s successors and assigns, and shall inure to the benefit of the Lender’s successors and assigns.

/s/ Anthony L. Anish

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IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer to take effect as of the date first hereinabove written.

GEL PROPERTIES, LLC

By:

Title:

APPROVED:

M LINE HOLDINGS, INC.

By:	/s/ Anthony L. Anish

Title:	COO

/s/ Anthony L. Anish

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THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT”)

US $60,673.97

REPLACEMENT NOTE- ORIGINALLY ISSUED 9/29/2011 IN THE AMOUNT OF $150,000.00

M LINE HOLDINGS, INC.

8% CONVERTIBLE REDEEMABLE NOTE

DUE MAY 30 2015

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of GEL PROPERTIES, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Sixty Thousand Six Hundred Seventy Three Dollars and 97/100 cents exactly (U.S. $60,673.97) on May 30, 2015 (“Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on May 30, 2014. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.          This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
Initials

2.          The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.          This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”), and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.          (a) The Holder of this Note is entitled, at its option, at any time after 180 days, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the OTCQB marketplace which the Company’s shares are traded or any market upon which the Common Stock may be traded in the future (“Exchange”), for the ten prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)          Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

/s/ Anthony L. Anish
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(c)          The Notes may be prepaid with the following penalties: (i) if the note is prepaid within 90 days of the issuance date, then at 125% of the face amount plus any accrued interest; (ii) if the note is prepaid within 91 days after the issuance date but less than 151 days after the issuance date, then at 140% of the face amount plus any accrued interest and (iii) if the note is prepaid within 151 days after the issuance date but less than 180 days after the issuance date, then at 150% of the face amount plus any accrued interest. This Note may not be prepaid after the 180th day. Such redemption must be closed and funded within 3 days of giving notice of redemption of the right to redeem shall be null and void.

(d)          Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)          In case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.          No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.          The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

/s/ Anthony L. Anish
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7.          The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.          If one or more of the following described “Events of Default” shall occur:

(a)          The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)          Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(c)          The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d)          The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)          A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f)          Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)          One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)          The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

/s/ Anthony L. Anish
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(i)          The Company shall have its Common Stock delisted from a market (including the OTCQB marketplace) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)          If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

(k)          The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(1)         The Company shall not replenish the reserve set forth in Section 12, within 3 business days of the request of the Holder; or

(m)          The Company shall not be “current” in its filings with the Securities and Exchange Commission; or

(n)          The Company shall lose the “bid” price for its stock and a market (including the OTCBB marketplace or other exchange)

Then, or at any time thereafter, unless cured within 5 days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 16% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section 8(n) shall be an increase of the outstanding principal amounts by 20%. In case of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 50%. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including, without limitation, engaging an attorney, then if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.          In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way 5 be affected or impaired thereby.

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10.         Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.         The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer. Further. The Company will instruct its counsel to either (i) write a 144-3(a(9) opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.         The Company shall issue irrevocable transfer agent instructions reserving 69,444,000 shares of its Common Stock for conversions under this Note (the “Share Reserve”). The reserve shall be replenished as needed to allow for conversions of this Note. The Holder will initially submit a conversion notice/request for a tranche of shares to be issued with an agreed to conversion price equal to $1000 (an “Initial Tranche Request”). The shares that are the subject to the Initial Trance Request may be subsequently reconverted and repriced as follows: (i) the Holder shall immediately reduce the outstanding balance of the Note by $1,000 and simultaneously send to the Company a live” or “repriced” conversion notice for the $1,000 priced using the conversion formula set forth in Section 4(a) of this Note, (ii) As the balance of the shares in the Initial Tranche Request are converted via the delivery of the “live” or “repriced” conversion notice, the balance of the Note shall be reduced using the formula set forth in Section 4(a) of this Note, as if such shares had originally been converted as set forth in Section 4(a). By way of example, if the Tranche Conversion Request was for 1,000,000 shares and the face amount of the Note was $25,000 the Holder would initially reduce $1,000 from the face amount leaving a balance of $24,000 and send the Company a repriced conversion notice deducting that number of shares from the Initial Tranche Request necessary to equal $1,000 using the formula set forth in Section 4(a). Additionally, if, the following day, the Holder sent a “live” or “repriced” conversion notice to the Company for 25,000 shares and, using the formula set forth in Section 4(a) the true conversion price would have been $6,000, then the Holder shall make an additional reduction of $6,000 on the Note and shall indicate both the Note balance and the share reserve balance on the “live” conversion notice. This process shall be repeated until there is no balance remaining outstanding on the Note. Upon full conversion of this Note, the any shares remaining in the Share Reserve shall be cancelled.

13.         The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.         This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: May 30, 2014

M LINE HOLDINGS, INC

By:	/s/ Anthony L. Anish
Anthony L. Anish, Chief Operating Officer

/s/ Anthony L. Anish
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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ___________ Shares of Common Stock of M Line Holdings, Inc. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________________________________

Applicable Conversion Price: _______________________________________________

Signature: ______________________________________________________________

[Print Name of Holder and Title of Signer]

Address: _______________________________________________________________

  _______________________________________________________________

SSN or EIN: _____________________

Shares are to be registered in the following name: ___________________________________

Name: _________________________________________________________________

Address: _______________________________________________________________

Tel: _____________________________________

Fax: _____________________________________

SSN or EIN: _______________________________

Shares are to be sent or delivered to the following account:

Account Name: __________________________________________________________

Address: _______________________________________________________________

/s/ Anthony L. Anish
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DISBURSEMENT AUTHORIZATION

(MEMORANDUM)

TO: GEL PROPERTIES, LLC.

FROM: M LINE HOLDINGS, INC

DATE: May 30, 2014

RE: Disbursement of Funds

In connection with the funding of an aggregate of $50,000 pursuant to that certain Convertible Redeemable Note dated as of May 30, 2014 (the “Agreement”), you are hereby directed to disburse such funds as follows:

1.	$2,500.00 to New Venture Attorneys, P.C. in accordance with the wire transfer instructions attached as Schedule A hereto;

2.	$4,750 to Anubis Capital Partners, LLC, in accordance with the wire transfer instructions attached as Schedule B hereto; and

3.	$42,750 to M Line Holdings, Inc. in accordance with the wire transfer instructions attached as Schedule C hereto;

*with identical payments to be made on cash funding of $50,000 back end note

/s/ Anthony L. Anish
Anthony L. Anish, Chief Operating Officer

/s/ Anthony L. Anish
Company Initials

EXHIBIT A

NEW VENTURE ATTORNEYS

WIRING INFORMATION

Please wire funds to:

Bank of America

Routing No: 026009593

Acct No.: 164109387780

Beneficiary:	New Venture Attorneys, PC, IOLTA account

Attorney info:	New Venture Attorneys, P.C.
900 E. Hamilton Ave, Suite 100
Campbell, CA 95008

/s/ Anthony L. Anish
Company Initials

EXHIBIT B

 ANUBIS CAPITAL PARTNERS WIRING INFO

Capital One, N.A.

8989 Preston Road

Frisco, TX 75034

Routing No:	111901014
Acct No.:	3622044799

Beneficiary:	Anubis Capital Partners

2550 Midway Road Suite 198

Carrolton, TX 75006

/s/ Anthony L. Anish
Company Initials

EXHIBIT C

[WIRING INFO FOR ISSUER]

/s/ Anthony L. Anish
Company Initials

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT”)

US $50,000.00

M LINE HOLDINGS, INC.

8% CONVERTIBLE REDEEMABLE NOTE

DUE MAY 30 2015

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of GEL PROPERTIES, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Fifty Thousand Dollars exactly (U.S. $50,000.00) on May 30, 2015 (“Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on May 30, 2014. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.          This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. ice charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
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2.          The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.          This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”), and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.          (a)           The Holder of this Note is entitled, at its option, at any time after 180 days, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the OTCQB marketplace which the Company’s shares are traded or any market upon which the Common Stock may be traded in the future (“Exchange”), for the ten prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)          Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

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(c)          The Notes may be prepaid with the following penalties: (i) if the note is prepaid within 90 days of the issuance date, then at 125% of the face amount plus any accrued interest; (ii) if the note is prepaid within 91 days after the issuance date but less than 151 days after the issuance date, then at 140% of the face amount plus any accrued interest and (iii) if the note is prepaid within 151 days after the issuance date but less than 180 days after the issuance date, then at 150% of the face amount plus any accrued interest. This Note may not be prepaid after the 180th day. Such redemption must be closed and funded within 3 days of giving notice of redemption of the right to redeem shall be null and void.

(d)          Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)          In case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.          No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.          The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

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7.          The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.          If one or more of the following described “Events of Default” shall occur:

(a)          The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)          Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(c)          The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d)          The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)          A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f)          Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)          One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)          The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(i)          The Company shall have its Common Stock delisted from a market (including the OTCQB marketplace) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

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(j)          If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

(k)          The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(1)         The Company shall not replenish the reserve set forth in Section 12, within 3 business days of the request of the Holder; or

(m)          The Company shall not be “current” in its filings with the Securities and Exchange Commission; or

(n)          The Company shall lose the “bid” price for its stock and a market (including the OTCBB marketplace or other exchange)

Then, or at any time thereafter, unless cured within 5 days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 16% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section 8(n) shall be an increase of the outstanding principal amounts by 20%. In case of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 50%. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including, without limitation, engaging an attorney, then if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.          In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

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10.         Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.         The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer. Further. The Company will instruct its counsel to either (i) write a 144- 3(a(9) opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.         The Company shall issue irrevocable transfer agent instructions reserving 69,444,000 shares of its Common Stock for conversions under this Note (the “Share Reserve”). The reserve shall be replenished as needed to allow for conversions of this Note. The Holder will initially submit a conversion notice/request for a tranche of shares to be issued with an agreed to conversion price equal to $1000 (an “Initial Tranche Request”). The shares that are the subject to the Initial Trance Request may be subsequently reconverted and repriced as follows: (i) the Holder shall immediately reduce the outstanding balance of the Note by $1,000 and simultaneously send to the Company a live” or “repriced” conversion notice for the $1,000 priced using the conversion formula set forth in Section 4(a) of this Note, (ii) As the balance of the shares in the Initial Tranche Request are converted via the delivery of the “live” or “repriced” conversion notice, the balance of the Note shall be reduced using the formula set forth in Section 4(a) of this Note, as if such shares had originally been converted as set forth in Section 4(a). By way of example, if the Tranche Conversion Request was for 1,000,000 shares and the face amount of the Note was $25,000 the Holder would initially reduce $1,000 from the face amount leaving a balance of $24,000 and send the Company a repriced conversion notice deducting that number of shares from the Initial Tranche Request necessary to equal $1,000 using the formula set forth in Section 4(a). Additionally, if, the following day, the Holder sent a “live” or “repriced” conversion notice to the Company for 25,000 shares and, using the formula set forth in Section 4(a) the true conversion price would have been $6,000, then the Holder shall make an additional reduction of $6,000 on the Note and shall indicate both the Note balance and the share reserve balance on the “live” conversion notice. This process shall be repeated until there is no balance remaining outstanding on the Note. Upon full conversion of this Note, the any shares remaining in the Share Reserve shall be cancelled.

13.         The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.         This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: May 30, 2014

M LINE HOLDINGS, INC

By:	/s/ Anthony L. Anish
Anthony L. Anish, Chief Operating officer

/s/ Anthony L. Anish
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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ___________ Shares of Common Stock of M Line Holdings, Inc. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________________________________

Applicable Conversion Price: _______________________________________________

Signature: ______________________________________________________________

[Print Name of Holder and Title of Signer]

Address: _______________________________________________________________

______________________________________________________________

SSN or EIN: _____________________

Shares are to be registered in the following name: ____________________________________

Name: _________________________________________________________________

Address: _______________________________________________________________

Tel: _____________________________________

Fax: _____________________________________

SSN or EIN: _______________________________

Shares are to be sent or delivered to the following account:

Account Name: __________________________________________________________

Address: _______________________________________________________________

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UNANIMOUS CONSENT IN LIEU OF A SPECIAL

MEETING OF DIRECTORS OF

M LINE HOLDINGS, INC.

The undersigned, being all of the directors of M Line Holdings, Inc, a corporation of the State of Nevada (the “Corporation”), do hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:

RESOLVED: That officers of this Corporation are authorized and directed to amend and restate a $50,000 portion (plus accrued interest) of a $150,000.00 note issued to Spagus Capital Partners, LLC on September 29, 2011 into a new promissory note to GEL Properties, LLC, in the amount of $60,673.97 to provide conversion features equal to 55% of the lowest closing bid price of the last day of 10 trading days prior to conversion, as well as 8% interest and become due and payable on May 30, 2015; and

RESOLVED: That the officers of this Corporation are authorized and directed to issue a $50,000 promissory note to GEL Properties, LLC, which provides conversion features equal to 55% of the lowest closing bid price of the Corporation’s Common Stock for the last 10 trading days prior to conversion, as well as 8% per annum interest and become due and payable on May 30, 2015; and

RESOLVED FURTHER: That the officers of this corporation are authorized and directed to execute transfer agent instructions with the Company’s transfer agent to irrevocably reserve 138,888,000 shares of the Company’s Common Stock with the transfer agent for the benefit of GEL Properties, LLC for conversion of the above aforementioned notes and

RESOLVED FURTHER: That officers of this Corporation are authorized and directed to issue an additional promissory note in the amount of $50,000.00 to GEL Properties, LLC which provides conversion features equal to 55% of the lowest closing bid price of the Corporation’s Common Stock for the last 10 trading days prior to conversion, as well as 8% per annum interest and become due and payable on May 30, 2015; and

RESOLVED FURTHER: That the aforementioned notes shall be paid for by GEL Properties, LLC by the payment to the Corporation of $50,000 and by the issuance of a $50,000 promissory note of GEL Properties, LLC secured by assets with a fair market value of not less than $50,000.00; and

RESOLVED FURTHER, that each of the officers of the Corporation be, and they hereby are, authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.

The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as a majority of the direction of M Line Holdings, Inc.

Dated: May 30, 2014

/s/ Bruce Barren
Bruce Barren

/s/ George Colin
George Colin

/s/ Jitu Banker
Jitu Banker

/s/ Anthony L. Anish
Anthony Anish

DEBT PURCHASE AGREEMENT

This Debt Purchase Agreement (the “Agreement”) made as of this 30th day of February, 2014, by and between GEL Properties, LLC (the “Buyer”) and Spagus Capital Partners, LLC (the “Seller”).

1.	PURCHASE AND SALE OF THE CONVERTIBLE NOTE

Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), the Seller hereby sells, assigns and transfers to the Buyer and the Buyer agrees to purchase from the Seller the “Transferred Rights” of the Seller and all rights thereto. Transferred Rights shall mean all rights with respect to $50,000 in principal and proportional accrued interest (the “Assigned Portion”) under that promissory note in the amount of $150,000 issued by M Line Holdings, Inc. (“Borrower” or “Company”) on September 29, 2011, a true and correct copy which has been provided to New Venture Attorneys, P.C. (the “Note”). By its signatures hereto the Borrower accepts the assignment of the Transferred Rights to Buyer and agrees that Buyer may convert the Transferred Rights into shares of the Company’s common stock.

2.	CONSIDERATION

The purchase price for the Assigned Portion of the Note shall be the Buyer’s payment of Fifty Thousand Dollars ($50,000.00) to the Seller, for the Assigned Portion (the “Purchase Price”).

3.	CLOSING

The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the delivery of the Purchase Price via wire transfer of immediately available funds against the assignment of the Note. The funds will be wired as set forth in Exhibit A.

4.    REPRESENTATIONS AND WARRANTIES OF SELLER The Seller hereby represents and warrants to the Buyer as follows:

4.1           Status of the Seller and the Note. The Seller is the beneficial owner of the Note. The Note is currently outstanding and Seller is informed by Company that the Note represents a bona fide debt obligation of the Company.

4.2           Authorization; Enforcement. (i) Seller has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to sell each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) have been duly authorized by the Seller and no further consent or authorization of the Seller or its members is required, (iii) this Agreement has been duly executed and delivered by the Seller, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

1

4.3           No Conflicts. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Seller are a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Seller are subject) applicable to Seller or the Note is bound or affected. The Seller is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

4.4           Title; Rule 144 Matters. Seller has good and marketable title to the Note. Seller is not an “Affiliate” of the Company, as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the “1933 Act”), as such Buyer will be able to track the holding period of the Seller.

4.5           Consent of the Company.

(i)          The Company, as evidence by its signature at the foot of this Agreement, hereby represents and warrants that, upon delivery to the Company of the Note, the Company shall promptly cause to be issued to and in the name of Buyer one of more new executed Notes in the aggregate amount of $50,000.00 plus accrued interest but otherwise having the sale terms (including, but not necessarily limited to, referring to the original issue date) as in the Note. The Note may contain the same restrictive legend as provided in the original Note, but no stop transfer order. The Note is currently outstanding and represents a bona fide debt obligation of the Company.

(ii)         The signature by the Company also represents the Company’s agreement to treat Buyer as a party to, and having all the rights of the Seller with respect to the Transferred Rights.

5. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS OF THE BUYER. The Buyer hereby represents warrants and acknowledges to the Seller as follows:

5.1           Sophisticated Investor. The Buyer has sufficient knowledge and experience of financial and business matters, is able to evaluate the merits and risks of the partial purchase of the Note and has had substantial experience in previous private and public purchases of securities.

2

5.2           Authorization; Enforcement. (i) Buyer has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to purchase each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Buyer and the consummation by it of the transactions contemplated hereby (including, without limitation, the purchase of the Note by the Buyer) have been duly authorized by the Buyer and no further consent or authorization of the Buyer or its members is required, (iii) this Agreement has been duly executed and delivered by the Buyer, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

5.3           No Conflicts. The execution, delivery and performance of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Buyer is subject) applicable to Seller or the Note is bound or affected. The Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

6.          MISCELLANEOUS

6.1           Binding Effect; Benefits. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by any reason of this Agreement.

6.2           Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, or transmitted by telecopy or telex, or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the following addresses (or such others as shall be provided in writing hereafter):

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(a)	If to the Buyer to:

GEL Properties, LLC

16192 Coastal Highway

Lewes, DE 19958

Attn: Samuel Eisenberg

(b)	If to the Seller to:

Spagus Capital Partners, LLC

250 F. Centerville Road

Warwick, RI 02886

6.3           Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

6.4           Further Assurances. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement.

6.5           Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be part of this Agreement or to affect the meaning or interpretation of this Agreement.

6.6           Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

6.7           Governing Law. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

6.8           Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

6.9           Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BUYER:

GEL PROPERTIES, LLC

By:
Samuel Eisenberg, Managing Member

SELLER:

SPAGUS CAPITAL PARTNERS, LLC

By:

Title:

ACCEPTED AND AGREED:

M LINE HOLDINGS, INC

By:	/s/ Anthony L. Anish

Title:	COO

5

EXHIBIT A

WIRE INSTRUCTIONS FOR SELLER

PLEASE WIRE YOUR FUNDS TO THE FOLLOWING

PLEASE INSERT COMPLETE BANK WIRING INFO INCLUDING BANK ADDRESS AS WELL AS ADDRESS

6

NON-AFFILIATION LETTER

May 30, 2014

Counsel to M LINE HOLDINGS, INC.

Counsel to GEL Properties, LLC

Gentlemen:

Please let this letter serve as confirmation that Spagus Capital Partners, LLC is not now, and has not been during the preceding 90 days, an officer, director, 10% or more shareholder of M LINE HOLDINGS, INC. or in any other way an “affiliate” (as that term is defined in Rule 144(a)(1) adopted pursuant to the Securities Act of 1933, as amended) of such issuer.

Very Truly yours,

SPAGUS CAPITAL PARTNERS, LLC

By:

Title:

7

DEBT PURCHASE AGREEMENT

This Debt Purchase Agreement (the “Agreement”) made as of this 6th day of February, 2014, by and between GEL Properties, LLC (the “Buyer”) and Spagus Capital Partners, LLC (the “Seller”).

1.        PURCHASE AND SALE OF THE CQNVERTIBLE NOTE

Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), the Seller hereby sells, assigns and transfers to the Buyer and the Buyer agrees to purchase from the Seller the “Transferred Rights” of the Seller and all rights thereto. Transferred Rights shall mean all rights with respect to $50,000 in principal and proportional accrued interest (the “Assigned Portion”) under that promissory note in the amount of $150,000 issued by M Line Holdings, Inc. (“Borrower” or “Company”) on May 31, 2011, a true and correct copy which has been provided to New Venture Attorneys, P.C. (the “Note”). By its signatures hereto the Borrower accepts the assignment of the Transferred Rights to Buyer and agrees that Buyer may convert the Transferred Rights into shares of the Company’s common stock.

2.        CONSIDERATION

The purchase price for the Assigned Portion of the Note shall be the Buyer’s payment of Fifty Thousand Dollars ($50,000.00) to the Seller, for the Assigned Portion (the “Purchase Price”).

3.        CLOSING

The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the delivery of the Purchase Price via wire transfer of immediately available funds against the assignment of the Note. The funds will be wired as set forth in Exhibit A.

4.        REPRESENTATIONS AND WARRANTIES OF SELLER The Seller hereby represents and warrants to the Buyer as follows:

4.1      Status of the Seller and the Note. The Seller is the beneficial owner of the Note. The Note is currently outstanding and Seller is informed by Company that the Note represents a bona fide debt obligation of the Company.

4.2       Authorization; Enforcement. (i) Seller has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to sell each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) have been duly authorized by the Seller and no further consent or authorization of the Seller or its members is required, (iii) this Agreement has been duly executed and delivered by the Seller, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

1

4.3        No Conflicts. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Seller are a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Seller are subject) applicable to Seller or the Note is bound or affected. The Seller is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

4.4       Title: Rule 144 Matters. Seller has good and marketable title to the Note. Seller is not an “Affiliate” of the Company, as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the “1933 Act”), as such Buyer will be able to track the holding period of the Seller.

4.5	Consent of the Company.

(i)         The Company, as evidence by its signature at the foot of this Agreement, hereby represents and warrants that, upon delivery to the Company of the Note, the Company shall promptly cause to be issued to and in the name of Buyer one of more new executed Notes in the aggregate amount of $50,000.00 but otherwise having the sale terms (including, but not necessarily limited to, referring to the original issue date) as in the Note. The Note may contain the same restrictive legend as provided in the original Note, but no stop transfer order. The Note is currently outstanding and represents a bona fide debt obligation of the Company.

(ii)         The signature by the Company also represents the Company’s agreement to treat Buyer as a party to, and having all the rights of the Seller with respect to the Transferred Rights.

5.       REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS OF THE BUYER. The Buyer hereby represents warrants and acknowledges to the Seller as follows:

5.1 Sophisticated Investor. The Buyer has sufficient knowledge and experience of financial and business matters, is able to evaluate the merits and risks of the partial purchase of the Note and has had substantial experience in previous private and public purchases of securities.

2

5.2 Authorization: Enforcement (i) Buyer has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to purchase each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Buyer and the consummation by it of the transactions contemplated hereby (including, without limitation, the purchase of the Note by the Buyer) have been duly authorized by the Buyer and no further consent or authorization of the Buyer or its members is required, (iii) this Agreement has been duly executed and delivered by the Buyer, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

5.3 No Conflicts. The execution, delivery and performance of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, Judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Buyer is subject) applicable to Seller or the Note is bound or affected. The Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

6.	MISCELLANEOUS

6.1        Binding Effect: Benefits. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by any reason of this Agreement.

6.2         Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, or transmitted by telecopy or telex, or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the following addresses (or such others as shall be provided in writing hereafter):

3

(a)	If to the Buyer to:

GEL Properties, LLC

16192 Coastal Highway

Lewes, DE 19958

Attn: Samuel Eisenberg

(b)	If to the Seller to:

Spagus Capital Partners, LLC

250 F. Centerville Road

Warwick, RI 02886

6.3           Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

6.4          Further Assurances. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement.

6.5          Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be part of this Agreement or to affect the meaning or interpretation of this Agreement.

6.6          Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

6.7          Governing Law. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

6.8           Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

6.9         Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BUYER:
GEL PROPERTIES, LLC

By:	/s/ Samuel Eisenberg
Samuel Eisenberg, Managing Member

SELLER:

SPAGUS CAPITAL PARTNERS, LLC

By:	/s/ Armand C. Spaziano
Title:	Principal

ACCEPTED AND AGREED:

M LINE HOLDINGS, INC

By:	/s/ Anthony L. Anish

Title:	COO

5

EXHIBIT A

WIRE INSTRUCTIONS FOR SELLER

PLEASE WIRE YOUR FUNDS TO THE FOLLOWING

PLEASE INSERT COMPLETE BANK WIRING INFO INCLUDING BANK ADDRESS AS WELL AS ADDRESS

6

NON-AFFILIATION LETTER

February 6, 2014

Counsel to M LINE HOLDINGS, INC.

Counsel to GEL Properties, LLC

Gentlemen:

Please let this letter serve as confirmation that Spagus Capital Partners, LLC is not now, and has not been during the preceding 90 days, an officer, director, 10% or more shareholder of M LINE HOLDINGS, INC. or in any other way an “affiliate” of (as that term is defined in Rule 144(8)(1) adopted pursuant to the Securities Act of 1933, as amended), of such issuer.

Very Truly yours,

SPAGUS CAPITAL PARTNERS, LLC

By:	/s/ Armand C. Spaziano

Title:	Principal

7

Second Conversion	MLHC

Restated 6% Convertible Redeemable Note dated

(Spagus Capital Partners LLC Note Dated 05/31/11)

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

Two Thousand /100 Dollar Conversion

The undersigned hereby irrevocably elects to convert $2,000.00 of the above note into Shares of Common Stock M Lie Holdings Inc (MLHC) (Company) according to the conditions set forth in such note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion        March 3, 2014

Applicable Conversion Price $0.00845 = 236,686 Shares

Signature	/s/ Samuel Eisenberg
Samuel Eisenberg
Officer

[Print Name of Holder and Title of Signer]

Address:  GEL PROPERTIES, LLC 16192 Coastal Hwy Lewes, DE 19958

SSN or EIN:   27-5333179

Shares are to be registered in the following name:

GEL PROPERTIES LLC

Address:

Tel:	Fax:
SSN or EIN:

Shares are to be sent or delivered to the following account:

Account Name: GEL PROPERTIES, LLC

Account No.

Address: C/o Legend Securities 45 Broadway 32nd Floor

 New York NY 10006

Tel: 646-396-2400	Fax:

Attn: Moshe Greenfeld

Date & Closing Bid Price	Balance of
02/24/2014 $0.013	Debenture
$55,250.68

2672 Dow Avenue, Tustin, CA 92780 tel: 714.630.6253 • fax: 714.619.2339 email: tony@mlineholdings.com web site: www.mlineholdings.com

February 6, 2014

V Stock Transfer LLC

77 Spruce Street, Suite 201

Cedarhurst, NY 11516

Ladies and Gentlemen:

M Line Holdings, Inc., a Nevada corporation (the “Company”) and Gel Properties, LLC have entered into two Convertible Promissory Notes in the principal amount of $50,000.00, each (collectively, the “Note”).

A copy of the Note is attached hereto. You should familiarize yourself with your issuance and delivery obligations, as Transfer Agent, contained therein. The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion or exercise.

You are hereby irrevocably authorized and instructed to reserve a sufficient number of shares of common stock (“Common Stock”) of the Company (initially, 32,000,000 shares of Common Stock for the subject Note which should be held in reserve for the Investor pursuant to the subject Note as of this date) for issuance upon full conversion of the Note and the convertible promissory note referenced herein in accordance with the terms thereof. The amount of Common Stock so reserved may be increased, from time to time, by written instructions of the Company and the Investor.

The ability to convert the Note in a timely manner is a material obligation of the Company pursuant to the Note. Your firm is hereby irrevocably authorized and instructed to issue shares of Common Stock of the Company (without any restrictive legend) to the Investor without any further action or confirmation by the Company by either (i) electronically by crediting the account of a Prime Broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, provided that the Company has been made FAST/DRS eligible by DTCC (DWAC), or (ii) in certificated form without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares: (A) upon your receipt from the Investor dated within 90 days from the date of the issuance or transfer request, of: (i) a notice of conversion (“Conversion Notice”) executed by the Investor; and (ii) an opinion of counsel of the Investor, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that the shares of Common Stock of the Company issued to the Investor pursuant to the Conversion Notice are not “restricted securities” as defined in Rule 144 and should be issued to the Investor without any restrictive legend; and (B) the number of shares to be issued is less than 4.99% of the total issued common stock of the Company.

The Company hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Common Stock pursuant to any Conversion Notices received from the Investor.

The Investor and the Company understands that Island Stock Transfer shall not be required to perform any issuances or transfers of shares if (a) the Company or request violates, or be in violation of, any terms of the Transfer Agent Agreement, (b) such an issuance or transfer of shares be in violation of any state or federal securities laws or regulation or (c) the issuance or transfer of shares be prohibited or stopped as required or directed by a court order

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith. You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing (irrevocable instructions) and does hereby extend the Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

The Company agrees that in the event that the Transfer Agent resigns as the Company’s transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these irrevocable Instructions within five (5) business days. The Investor and the Company agree that the Transfer Agent shall not be required to perform any issuances or transfers of shares as of the date of the termination of the transfer agreement.

The Investor is intended to be and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours,

M LINE HOLDINGS, INC., INC.

/s/ Anthony L. Anish
Officer’s name Anthony L. Anish
Officer’s position Chief Executive Officer

Acknowledged and Agreed:

V Stock Transfer, LLC

By:	/s/ Yoel Goldfeder
Name:	Yoel Goldfeder
Title:	CEO

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT)

US $50,000.00

M LINE HOLDINGS, INC

8% CONVERTIBLE REDEEMABLE NOTE

DUE FEBRUARY 6, 2015

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of GEL PROPERTIES, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Fifty Thousand dollars exactly (U.S. $50,000.00) on February 6, 2015 (“Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on February 6, 2014. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE, 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time, The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.             This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same, No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
Initials

2.             The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.            This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”) and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.            (a) The Holder of this Note is entitled, at its option, at any time after 180 days, and after full cash payment for the shares convertible hereunder, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the seven prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to included the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)           Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common. Stock (“Interest Shares”). Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

/s/ Anthony L. Anish
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(c)           During the first six months this Note is in effect, the Company may redeem this Note by paying to the Holder an amount as follows: (i) if the redemption is within the first 90 days this Note is in effect, then for an amount equal to 125% of the unpaid principal amount of this Note along with any interest that would have accrued during them term, (ii) if the redemption is after the 91st day this Note is in effect but less than the 150th day this Note is in effect, then for an amount equal to 140% of the unpaid principal amount of this Note along with any prepaid and earned interest, (iii) if the redemption is after the 151st day this Note is in effect but less than the 180th day this Note is in effect, then for an amount equal to 150% of the unpaid principal amount of this Note along with any prepaid and earned interest. This Note may not be redeemed after 180 days. The redemption must be closed and paid for within 3 business days of the Company sending the redemption demand or the redemption will be invalid and the Company may not redeem this Note

(d)           Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)           In case of any Sale Event in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.          No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.          The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

/s/ Anthony L. Anish
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7.          The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.          If one or more of the following described “Events of Default” shall occur:

(a)        The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)         Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(c)        The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d)        The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)        A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(f)        Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)        One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)        defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered ad failed to cure such default within the appropriate grace period; or

/s/ Anthony L. Anish
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(i)        The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)        If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

(k)       The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(1)       The Company shall not replenish the reserve ‘set forth in Section 12, within 3 business days of the request of the Holder.

Then, or at any time thereafter, unless cured, and in each and every such case, unless’ such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall be accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including without limitation engaging an attorney, then the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.      In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.      Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11. The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer. Further. The Company will instruct its counsel to either (i) write a 144- 3(a)(9) opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

/s/ Anthony L. Anish
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12.      The Company shall issue irrevocable transfer agent instructions reserving 16,000,000 shares of its Common Stock for conversions under this Note (the “Share Reserve”). The reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, any shares remaining in the Share Reserve shall be cancelled. The Company shall pay all costs associated with issuing and delivering the shares.

13.      The Company will give the Holder direct notice of any corporate actions including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.     This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: 2/6/14

M LINE HOLDINGS, INC

By:	/s/ Anthony L. Anish
Title:	COO

/s/ Anthony L. Anish
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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ___________ Shares of Common Stock of M Line Holdings, Inc. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion:_______________________________________________________________

Applicable Conversion Price:_________________________________________________________

Signature:_______________________________________________________________________

 [Print Name of Holder and Title of Signer]

Address:_______________________________________________________________________

SSN or EIN:_________________________

Shares are to be registered in the following name:____________________________________________________

Name:__________________________________________________________________________

Address:________________________________________________________________________

Tel:______________________________________

Fax:______________________________________

SSN or EIN:________________________________

Shares are to be sent or delivered to the following account:

Account Name:__________________________________________________________________

Address:_______________________________________________________________________

/s/ Anthony L. Anish
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Silicon Valley, CA Office 900 East Hamilton Ave, #100 Campbell, CA 95008 (408) 879-7440 (916) 782-1474 (fax)	Other Offices Reno, NV

March 5, 2014

VStock Transfer, LLC

77 Spruce Street, Suite 201

Cedarhurst, New York 11516

Re: Irrevocable Transfer Agent Instructions

Re:	Rule 144 Share issuance for M Line Holdings, Inc.

Ladies and Gentlemen:

The undersigned has been requested to render this opinion with respect to the issuance of 236,686 shares without the restricted securities legend (the “144 Shares”) of common stock of M Line Holdings, Inc. (the “Company”) by GEL Properties, LLC (“Seller”) pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Act”).

In connection with this opinion, the undersigned has reviewed documentation relating to the proposed issuance of the 144 Shares, including the following documents (i) copies of the original $150,000.00 promissory note issued to Spagus Capital Partners, LLC on 5/31/2011, (ii) an assignment of $60,750.68 ($50,000 in principal and $10,750.68 in accrued interest) of that note to the Seller on February 6, 2014, (iii) a restated note in the amount of $60,750.68 issued to the Seller by the Company on February 6, 2014 reflecting the assignment of debt from Spagus Capital Partners, LLC (iv) a conversion notice thereunder and (v) irrevocable transfer agent instructions approving issuance. In addition, the undersigned has made such examination of the facts as the undersigned has deemed appropriate in the circumstances. The undersigned has made no attempt to independently verify any information provided by the Seller or the Company, and relies on the Seller’s and the Company’s representations to permit you to remove the restrictive legend from the 144 Shares.

The analysis supporting the removal of the legend is as follows: Section 3(a)(9) of the Securities Act of 1933, as amended, permits the exchange of debt securities for those of equity securities issued by the same issuer, provided that the four requirements of Section 3(a)(9) are met. Those requirements are (i) same issuer the securities being exchanged must be the same as the issuer of the new securities, (ii) no additional consideration from the security holder, (iii) offer only to security holders and (iv) no remuneration for solicitation. In the present case, all four criteria are met. The issuer M Line Holdings, Inc, is the same issuer for both the debt security being surrendered and the common stock being issued in exchange. GEL Properties, LLC, the holder, is not being asked to party with anything of value besides the outstanding securities. This exchange offer is a private exchange offer limit to certain existing security holders and there was no commission or remuneration paid in connection with this.

Rule 144(d)(iii) allows the tacking of securities received in conversions provided that (i) the identity of the issuer is the same (“same issuer requirement”) (ii) the securities have been acquired from the issuer solely in exchange for other securities of the same issuer (“clean exchange requirement”). Under the current view of the Securities and Exchange Commission, tacking is permitted as long as the securities surrendered involve investment risk. In this case, all these requirements are met. The “same issuer requirement” is met, as described above, the clean exchange requirement is met as described above, and the note was assigned in consideration of a full recourse promissory note, which meets the “investment risk” requirement.

Silicon Valley, CA Office 900 East Hamilton Ave, #100 Campbell, CA 95008 (408) 879-7440 (916) 782-1474 (fax)	Other Offices Reno, NV

In summary, the Seller has represented to us that (i) the 144 Shares are to be issued on March 5, 2014 to be held in as security for conversion of indebtedness owed to the Seller for debt that arose on in excess of 12 months ago for good and valid consideration (ii) the Seller is not an “affiliate” of the Company (as that term is defined in Rule 144(a)(1) adopted pursuant to the Act, as amended), (iii) the Company is “current” in its reporting obligations as it filed its Form 10Q for the period ended December 31, 2013 on February 11, 2014 and (iv) the Seller has a present intent to dispose of the Shares as required under Rule 144. Based on our review of the Company’s public filings, including but not limited to the past 10K filing filed by the Company, the Company is not a “shell company” as that term is defined under the Act and has not been so for at least 12 months. Based upon the foregoing and assuming such 144 Shares are sold in compliance with the applicable provisions of Rule 144, the undersigned is of the opinion that that the removal of the restrictive legend on the 144 Shares in connection with the subsequent sale of the 144 Shares by the Seller would be exempt from registration under the Act pursuant to Rule 144 and the legend may be removed.

The Company will pay all costs associated with the issuance of this certificate.

Please process as set forth in the conversion notice.

This opinion letter (i) has been furnished to you at your request, and I consider it to be a confidential communication which may not be furnished, reproduced, distributed, disclosed to anyone, or quoted from or referred to without my prior written consent, except to the registered holder, the registered holder’s broker, auditors, counsel, appropriate regulatory and governmental authorities, and to satisfy any and all court orders, (ii) is rendered solely for your information and assistance and may not be relied upon by any other person or for any other purpose not stipulated above without my prior consent.

Very Truly Yours

/s/ Tomer Tal, Esq.
New Venture Attorneys, P.C
By: Tomer Tal, Esq.

SECURED PROMISSORY NOTE

M LINE HOLDINGS, INC.

$150,000.00	May 31, 2011

FOR VALUE RECEIVED, the undersigned, M LINE HOLDINGS, INC., a Nevada corporation (the “Maker”), hereby promises to pay to the order of SPAGUS CAPITAL PARTNERS, LLC, a Rhode Island limited liability company (together with its successors and permitted assigns, the “Holder”), in accordance with the terms hereinafter provided, the principal amount of One Hundred Fifty Thousand Dollars ($150,000) (the “Principal”), together with accrued and unpaid interest on or before the Maturity Date (as defined below) in accordance with the terms of this Note.

Except as otherwise set forth herein, all payments under or pursuant to this Secured Promissory Note (this “Note”) shall be made in United States Dollars in immediately available funds to the Holder at the address provided in Section 3.1, or at such other place as the Holder may designate from time to time in writing to the Maker. This Note is being issued pursuant to a Note and Stock Purchase Agreement, dated as of the date herewith (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

ARTICLE I.

TERMS OF NOTE

1.1         Maturity Date. The Maker shall pay to the Holder the outstanding principal and accrued but unpaid interest hereunder on or before the “Maturity Date,” which shall be on the six-month anniversary of the date hereof.

1.2         Interest. The principal amount of this Note shall bear simple interest from the date hereof until such principal amount shall become due and payable (whether upon maturity, by acceleration or otherwise) at the rate of eight percent (8.0%) per annum (the “Interest Rate”), computed on the basis of 360 days per year for the actual number of days elapsed, including the first day but excluding the last day occurring in the period for which such interest is payable, to be paid pursuant to the provisions of Section 1.1. No interest shall be due and payable until June 30, 2011, at which time all accrued interest shall be due and payable and thereafter, accrued and unpaid interest on the then outstanding Principal shall be due on the last calendar day of the month until this Note shall be paid in full. While any Event of Default has occurred and is continuing, the Interest Rate shall be eighteen percent (18.0%).

1.3             Prepayment. The Maker may prepay the outstanding principal and accrued but unpaid interest hereunder, in whole or in part, at any time prior to the Maturity Date.

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1.4            Seniority of Note. This Note shall be senior to all other Indebtedness of the Maker other than Indebtedness arising under the line of credit with Pacific Western Bank and other indebtedness as set out on exhibit “A”. Notwithstanding the prior sentence, “Holder” shall be senior or senior subordinated on all M Line Holdings, Inc. assets where possible and no future indebtedness shall be occurred without written consent of Holder. “Indebtedness” shall mean, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, and (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any person, even though the person which owns such assets or property has not assumed or become liable for the payment of such indebtedness.

1.5            Security. The obligations of the Maker hereunder shall be secured by, and the Holder shall be entitled to the rights and security granted by the Maker pursuant to, the Security Agreement dated as of even date herewith by the Maker for the benefit of the Holder (the “Security Agreement”).

ARTICLE II.

DEFAULT AND REMEDIES

2.1            Event of Default. The occurrence of any of the following events or conditions shall constitute an event of default hereunder (each, an “Event of Default”):

(a)            The Maker shall fail to make when due any payments on this Note;

(b)              any breach of a representation or warranty of the Maker contained in this Note, the Security Agreement or the Purchase Agreement which remains uncured after 10 days from the written notice thereof and which breach shall have a material adverse effect on (i) the financial condition of the Maker, (ii) the value of the Collateral (as defined under the Security Agreement) or (iii) the ability of the Maker to perform under its obligations this Note or the Security Agreement;

(c)              any breach of a material representation, warrant or covenant of the Maker contained in the Registration Rights Agreement;

(d)             any default in the material observance or performance by the Maker of any covenant or agreement contained in this Note which default remains uncured after 10 days after written notice thereof and which default shall have a material adverse effect on (i) the financial condition of the Maker, (ii) the value of the Collateral (as defined under the Security Agreement) or (iii) the ability of the Maker to perform under its obligations this Note or the Security Agreement;

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(e)             the Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of his debts, or any other relief under the Bankruptcy Reform Act of 1978, as amended (the “Bankruptcy Code”), or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal, or foreign, now or hereafter existing; (ii) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of his property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay his debts generally as such debts become due; and

(f)             there occurs (i) a filing or issuance against the Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor• relief, whether State, Federal or foreign, now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of the Maker or for all or a substantial part of his property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of the Maker and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within sixty (60) days from the date of entry thereof

2.2             Acceleration. If an Event of Default occurs under Sections 2.1(d) or (e) then the outstanding Principal and interest under this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Maker, may declare the outstanding Principal and interest under this Note to be immediately due and payable.

2.3	Remedies.

(a)             Upon the occurrence of an Event of Default, the Holder may avail itself’ of any legal or equitable rights which the Holder may have at law or in equity or under this Note, including, but not limited to, the right to accelerate the indebtedness due under this Note as described in the preceding Section 2.2. The remedies of the Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.

(b)             Forbearance by the Holder to exercise its rights with respect to any failure or breach by the Maker shall not constitute a waiver of the right as to the same or any subsequent failure or breach, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy. The Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by the Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time, or nullify any prior exercise of any such rights or remedies without the express written consent of the Holder.

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(c)             Notwithstanding anything contained herein to the contrary, upon the occurrence of any event described in Section 2.1, regardless of whether such event is cured within the cure period listed therein, the Maker shall become immediately obligated to pay, to Lender or its designated Affiliate, a management oversight fee equal to five percent (5%) of the Maker’s net revenues, calculated pursuant to GAAP as consistently and historically applied by the Maker (the “Management Fee”). The Management Fee shall be due and payable to Holder on the earlier to occur of the Maker’s filing of its Quarterly Report on Form 10-Q or Annual Report on Form 10-K (as applicable), or the 45th day following the end of the Maker’s fiscal quarter. The Maker’s obligation to pay the Lender the Management Fee shall terminate after the fourth quarterly payment has been made by the Maker. In the event that any financial statement contained in the Commission Reports is restated, resulting in either a previously made over- or underpayment of the Management Fee, the amount of such over- or underpayment shall be made by or to the Maker, as applicable, within ten business days following the filing of such restated financial statement contained in an amended Commission Report.

ARTICLE III.

MISCELLANEOUS

3.1	Notices. All notices under this Note shall be given as set forth in the Purchase Agreement.

3.2            Amendments: Waivers. No provision of this Note may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Maker and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

3.3            Headings. The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

3.4             Successors and Assigns. This Note shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Holder may not assign this Note or any rights or obligations hereunder without the prior written consent of the Maker (other than by merger, consolidation or sale of all or substantially all of the Maker’s assets).

3.5            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof, and federal law, if applicable.

3.6            Severability. If any term, provision, covenant or restriction of this Note is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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3.7            Replacement of Note. On receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note, and, in each case of loss, theft or destruction, delivery of an indemnity agreement reasonably satisfactory in form and substance to the Maker or, in the case of mutilation, on surrender and cancellation of this Note, the Maker at the Holder’s expense shall execute and deliver, in lieu of this Note, a new note of like tenor.

3.8             Maximum Interest. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Maker or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Maker shall notify the Holder, in writing, that the Maker elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Maker not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the Maker under applicable law. Accordingly, if interest in excess of the legal maximum is contracted for, charged, or received: (1) this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the maximum rate of interest permitted by applicable law, for the purpose of determining this rate and to the extent permitted by applicable law, all interest contracted for, charged, or received shall be amortized, prorated, and spread throughout the full term of this Note so that the effective rate of interest is uniform throughout the life of this Note, and (ii) any excess of interest over the maximum amount allowed under applicable law shall be applied as a credit against the then unpaid principal amount hereof.

3.9             Time is of the Essence. Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice herefrom, the Maker agrees to pay all costs of collection including reasonable attorneys’ fees and expenses.

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IN WITNESS WHEREOF, the Maker has hereunto executed this instrument as of the day and year first above written.

M LINE HOLDINGS, INC.		Address for Notice:
2672 Dow Avenue
Tustin, CA 92780
By:	/s/ George Colin	Attn: President
	Name: George Colin	Fax:
Title: Chief Executive Officer

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EXHIBIT A

Hwacheon Machinery, Inc. holds a general lien against the assets of M Line holdings as security for an amount due them by All American CNC Sales, Inc. a company whose business has been discontinued by M Line Holdings, Inc. The debt is being repaid based on a payment schedule that continues through December 2012.

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THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT)

US $60,750.68

M LINE HOLDINGS, INC

8% CONVERTIBLE REDEEMABLE NOTE

DUE FEBRUARY 6, 2015

REPLACEMENT NOTE- ORIGINALLY ISSUED MAY 31, 2011

IN THE AMOUNT OF $150,000.00

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of GEL PROPERTIES, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Sixty Thousand Seven Hundred Fifty dollars and 68/100 cents (U.S. $60,750.68) on February 6, 2015 (“Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on February 6, 2015. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE, 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.               This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
Initials

2.               The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.               This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”) and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.               (a)           The Holder of this Note is entitled, at its option, at any time after 180 days, and after full cash payment for the shares convertible hereunder, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the seven prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to included the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)               Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

/s/ Anthony L. Anish
Initials

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(c)          This Note may not be prepaid.

(d)        Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)       In case of any Sale Event in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.       No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.       The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.       The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.        If one or more of the following described “Events of Default” shall occur:

/s/ Anthony L. Anish
Initials

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(a)       The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)       Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(c)       The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d)       The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)       A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(f)       Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)       One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)       defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(i)       The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)       If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

/s/ Anthony L. Anish
Initials

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(k)      The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(l)      The Company shall not replenish the reserve set forth in Section 12, within 3 business days of the request of the Holder.

Then, or at any time thereafter, unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall be accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including without limitation engaging an attorney, then the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.      In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.      Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.      The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer. Further. The Company will instruct its counsel to either (i) write a 144- 3(a)(9) opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.      The Company shall issue irrevocable transfer agent instructions reserving 16,000,000 shares of its Common Stock for conversions under this Note (the “Share Reserve”). The reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, the any shares remaining in the Share Reserve shall be cancelled. The Company shall pay all costs associated with issuing and delivering the shares.

/s/ Anthony L. Anish
Initials

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13.         The Company will give the Holder direct notice of any corporate actions including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.         This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
Initials

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: 2/6/14

M LINE HOLDINGS, INC

By:	/s/ Anthony L. Anish

Title:	COO

/s/ Anthony L. Anish
Initials

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ___________ Shares of Common Stock of M Line Holdings, Inc (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________________________________

Applicable Conversion Price: _______________________________________________

Signature: ______________________________________________________________

[Print Name of Holder and Title of Signer]

Address: _______________________________________________________________

______________________________________________________________

SSN or EIN: _____________________

Shares are to be registered in the following name: _______________________________

Name: _________________________________________________________________

Address: ______________________________________________________________

Tel: _____________________________________

Fax: _____________________________________

SSN or EIN: ______________________________

Shares are to be sent or delivered to the following account:

Account Name: _________________________________________________________

Address: _______________________________________________________________

/s/ Anthony L. Anish
Initials

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Silicon Valley, CA Office 900 East Hamilton Ave, #100 Campbell, CA 95008 (408) 879-7440 (916) 782-1474 (fax)	Other Offices Reno, NV

March 5, 2014

VStock Transfer, LLC

77 Spruce Street, Suite 201

Cedarhurst, New York 11516

Re: Irrevocable Transfer Agent Instructions

Re:	Rule 144 Share issuance for M Line Holdings, Inc.

Ladies and Gentlemen:

The undersigned has been requested to render this opinion with respect to the issuance of 236,686 shares without the restricted securities legend (the “144 Shares”) of common stock of M Line Holdings, Inc. (the “Company”) by GEL Properties, LLC (“Seller”) pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Act”).

In connection with this opinion, the undersigned has reviewed documentation relating to the proposed issuance of the 144 Shares, including the following documents (i) copies of the original $150,000.00 promissory note issued to Spagus Capital Partners, LLC on 5/31/2011, (ii) an assignment of $60,750.68 ($50,000 in principal and $10,750.68 in accrued interest) of that note to the Seller on February 6, 2014, (iii) a restated note in the amount of $60,750.68 issued to the Seller by the Company on February 6, 2014 reflecting the assignment of debt from Spagus Capital Partners, LLC (iv) a conversion notice thereunder and (v) irrevocable transfer agent instructions approving issuance. In addition, the undersigned has made such examination of the facts as the undersigned has deemed appropriate in the circumstances. The undersigned has made no attempt to independently verify any information provided by the Seller or the Company, and relies on the Seller’s and the Company’s representations to permit you to remove the restrictive legend from the 144 Shares.

The analysis supporting the removal of the legend is as follows: Section 3(a)(9) of the Securities Act of 1933, as amended, permits the exchange of debt securities for those of equity securities issued by the same issuer, provided that the four requirements of Section 3(a)(9) are met. Those requirements are (i) same issuer the securities being exchanged must be the same as the issuer of the new securities, (ii) no additional consideration from the security holder, (iii) offer only to security holders and (iv) no remuneration for solicitation. In the present case, all four criteria are met. The issuer M Line Holdings, Inc, is the same issuer for both the debt security being surrendered and the common stock being issued in exchange. GEL Properties, LLC, the holder, is not being asked to party with anything of value besides the outstanding securities. This exchange offer is a private exchange offer limit to certain existing security holders and there was no commission or remuneration paid in connection with this.

Rule 144(d)(iii) allows the tacking of securities received in conversions provided that (i) the identity of the issuer is the same (“same issuer requirement”) (ii) the securities have been acquired from the issuer solely in exchange for other securities of the same issuer (“clean exchange requirement”). Under the current view of the Securities and Exchange Commission, tacking is permitted as long as the securities surrendered involve investment risk. In this case, all these requirements are met. The “same issuer requirement” is met, as described above, the clean exchange requirement is met as described above, and the note was assigned in consideration of a full recourse promissory note, which meets the “investment risk” requirement.

Silicon Valley, CA Office 900 East Hamilton Ave, #100 Campbell, CA 95008 (408) 879-7440 (916) 782-1474 (fax)	Other Offices Reno, NV

In summary, the Seller has represented to us that (i) the 144 Shares are to be issued on March 5, 2014 to be held in as security for conversion of indebtedness owed to the Seller for debt that arose on in excess of 12 months ago for good and valid consideration (ii) the Seller is not an “affiliate” of the Company (as that term is defined in Rule 144(a)(1) adopted pursuant to the Act, as amended), (iii) the Company is “current” in its reporting obligations as it filed its Form 10Q for the period ended December 31, 2013 on February 11, 2014 and (iv) the Seller has a present intent to dispose of the Shares as required under Rule 144. Based on our review of the Company’s public filings, including but not limited to the past 10K filing filed by the Company, the Company is not a “shell company” as that term is defined under the Act and has not been so for at least 12 months. Based upon the foregoing and assuming such 144 Shares are sold in compliance with the applicable provisions of Rule 144, the undersigned is of the opinion that that the removal of the restrictive legend on the 144 Shares in connection with the subsequent sale of the 144 Shares by the Seller would be exempt from registration under the Act pursuant to Rule 144 and the legend may be removed.

The Company will pay all costs associated with the issuance of this certificate.

Please process as set forth in the conversion notice.

This opinion letter (i) has been furnished to you at your request, and I consider it to be a confidential communication which may not be furnished, reproduced, distributed, disclosed to anyone, or quoted from or referred to without my prior written consent, except to the registered holder, the registered holder’s broker, auditors, counsel, appropriate regulatory and governmental authorities, and to satisfy any and all court orders, (ii) is rendered solely for your information and assistance and may not be relied upon by any other person or for any other purpose not stipulated above without my prior consent.

Very Truly Yours

/s/ Tomer Tal, Esq.
New Venture Attorneys, P.C
By: Tomer Tal, Esq.

SECURED PROMISSORY NOTE

M LINE HOLDINGS, INC.

$150,000.00	May 31, 2011

FOR VALUE RECEIVED, the undersigned, M LINE HOLDINGS, INC., a Nevada corporation (the “Maker”), hereby promises to pay to the order of SPAGUS CAPITAL PARTNERS, LLC, a Rhode Island limited liability company (together with its successors and permitted assigns, the “Holder”), in accordance with the terms hereinafter provided, the principal amount of One Hundred Fifty Thousand Dollars ($150,000) (the “Principal”), together with accrued and unpaid interest on or before the Maturity Date (as defined below) in accordance with the terms of this Note.

Except as otherwise set forth herein, all payments under or pursuant to this Secured Promissory Note (this “Note”) shall be made in United States Dollars in immediately available funds to the Holder at the address provided in Section 3.1, or at such other place as the Holder may designate from time to time in writing to the Maker. This Note is being issued pursuant to a Note and Stock Purchase Agreement, dated as of the date herewith (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

ARTICLE I.

TERMS OF NOTE

1.1         Maturity Date. The Maker shall pay to the Holder the outstanding principal and accrued but unpaid interest hereunder on or before the “Maturity Date,” which shall be on the six-month anniversary of the date hereof.

1.2         Interest. The principal amount of this Note shall bear simple interest from the date hereof until such principal amount shall become due and payable (whether upon maturity, by acceleration or otherwise) at the rate of eight percent (8.0%) per annum (the “Interest Rate”), computed on the basis of 360 days per year for the actual number of days elapsed, including the first day but excluding the last day occurring in the period for which such interest is payable, to be paid pursuant to the provisions of Section 1.1. No interest shall be due and payable until June 30, 2011, at which time all accrued interest shall be due and payable and thereafter, accrued and unpaid interest on the then outstanding Principal shall be due on the last calendar day of the month until this Note shall be paid in full. While any Event of Default has occurred and is continuing, the Interest Rate shall be eighteen percent (18.0%).

1.3         Prepayment. The Maker may prepay the outstanding principal and accrued but unpaid interest hereunder, in whole or in part, at any time prior to the Maturity Date.

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1.4         Seniority of Note. This Note shall be senior to all other Indebtedness of the Maker other than Indebtedness arising under the line of credit with Pacific Western Bank and other indebtedness as set out on exhibit “A”. Notwithstanding the prior sentence, “Holder” shall be senior or senior subordinated on all M Line Holdings, Inc. assets where possible and no future indebtedness shall be occurred without written consent of Holder. “Indebtedness” shall mean, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, and (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any person, even though the person which owns such assets or property has not assumed or become liable for the payment of such indebtedness.

1.5         Security. The obligations of the Maker hereunder shall be secured by, and the Holder shall be entitled to the rights and security granted by the Maker pursuant to, the Security Agreement dated as of even date herewith by the Maker for the benefit of the Holder (the “Security Agreement”).

ARTICLE II.

DEFAULT AND REMEDIES

2.1         Event of Default. The occurrence of any of the following events or conditions shall constitute an event of default hereunder (each, an “Event of Default”):

(a)            The Maker shall fail to make when due any payments on this Note;

(b)            any breach of a representation or warranty of the Maker contained in this Note, the Security Agreement or the Purchase Agreement which remains uncured after 10 days from the written notice thereof and which breach shall have a material adverse effect on (i) the financial condition of the Maker, (ii) the value of the Collateral (as defined under the Security Agreement) or (iii) the ability of the Maker to perform under its obligations this Note or the Security Agreement;

(c)            any breach of a material representation, warrant or covenant of the Maker contained in the Registration Rights Agreement;

(d)            any default in the material observance or performance by the Maker of any covenant or agreement contained in this Note which default remains uncured after 10 days after written notice thereof and which default shall have a material adverse effect on (i) the financial condition of the Maker, (ii) the value of the Collateral (as defined under the Security Agreement) or (iii) the ability of the Maker to perform under its obligations this Note or the Security Agreement;

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(e)             the Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of his debts, or any other relief under the Bankruptcy Reform Act of 1978, as amended (the “Bankruptcy Code”), or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal, or foreign, now or hereafter existing; (ii) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of his property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay his debts generally as such debts become due; and

(f)             there occurs (i) a filing or issuance against the Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal or foreign, now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of the Maker or for all or a substantial part of his property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of the Maker and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within sixty (60) days from the date of entry thereof

2.2            Acceleration. If an Event of Default occurs under Sections 2.1(d) or (e), then the outstanding Principal and interest under this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Maker, may declare the outstanding Principal and interest under this Note to be immediately due and payable.

2.3	Remedies.

(a)             Upon the occurrence of an Event of Default, the Holder may avail itself of any legal or equitable rights which the Holder may have at law or in equity or under this Note, including, but not limited to, the right to accelerate the indebtedness due under this Note as described in the preceding Section 2.2. The remedies of the Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.

(b)             Forbearance by the Holder to exercise its rights with respect to any failure or breach by the Maker shall not constitute a waiver of the right as to the same or any subsequent failure or breach, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy. The Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by the Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time, or nullify any prior exercise of any such rights or remedies without the express written consent of the Holder.

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(c)             Notwithstanding anything contained herein to the contrary, upon the occurrence of any event described in Section 2.1, regardless of whether such event is cured within the cure period listed therein, the Maker shall become immediately obligated to pay, to Lender or its designated Affiliate, a management oversight fee equal to five percent (5%) of the Maker’s net revenues, calculated pursuant to GAAP as consistently and historically applied by the Maker (the “Management Fee”), The Management Fee shall be due and payable to Holder on the earlier to occur of the Maker’s filing of its Quarterly Report on Form 10-Q or Annual Report on Form 10-K (as applicable), or the 45th day following the end of the Maker’s fiscal quarter. The Maker’s obligation to pay the Lender the Management Fee shall terminate after the fourth quarterly payment has been made by the Maker. In the event that any financial statement contained in the Commission Reports is restated, resulting in either a previously made over- or underpayment of the Management Fee, the amount of such over- or underpayment shall be made by or to the Maker, as applicable, within ten business days following the filing of such restated financial statement contained in an amended Commission Report.

ARTICLE III.

MISCELLANEOUS

3.1	Notices. All notices under this Note shall be given as set forth in the Purchase Agreement.

3.2            Amendments: Waivers. No provision of this Note may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Maker and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

3.3            Headings. The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

3.4            Successors and Assigns. This Note shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Holder may not assign this Note or any rights or obligations hereunder without the prior written consent of the Maker (other than by merger, consolidation or sale of all or substantially all of the Maker’s assets).

3.5            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof, and federal law, if applicable.

3.6            Severability. If any term, provision, covenant or restriction of this Note is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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3.7            Replacement of Note. On receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note, and, in each case of loss, theft or destruction, delivery of an indemnity agreement reasonably satisfactory in form and substance to the Maker or, in the case of mutilation, on surrender and cancellation of this Note, the Maker at the Holder’s expense shall execute and deliver, in lieu of this Note, a new note of like tenor.

3.8             Maximum Interest. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Maker or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Maker shall notify the Holder, in writing, that the Maker elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Maker not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the Maker under applicable law. Accordingly, if interest in excess of the legal maximum is contracted for, charged, or received: (i) this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the maximum rate of interest permitted by applicable law, for the purpose of determining this rate and to the extent permitted by applicable law, all interest contracted for, charged, or received shall be amortized, prorated, and spread throughout the full term of this Note so that the effective rate of interest is uniform throughout the life of this Note, and (ii) any excess of interest over the maximum amount allowed under applicable law shall be applied as a credit against the then unpaid principal amount hereof.

3.9             Time is of the Essence. Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice herefrom, the Maker agrees to pay all costs of collection including reasonable attorneys’ fees and expenses.

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IN WITNESS WHEREOF, the Maker has hereunto executed this instrument as of the day and year first above written.

M LINE HOLDINGS, INC.		Address for Notice:
2672 Dow Avenue
Tustin, CA 92780
By:	/s/ George Colin	Attn: President
Fax:
Name: George Colin
Title: Chief Executive Officer

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EXHIBIT A

Hwacheon Machinery, Inc. holds a general lien against the assets of M Line holdings as security for an amount due them by All American CNC Sales, Inc. a company whose business has been discontinued by M Line Holdings, Inc. The debt is being repaid based on a payment schedule that continues through December 2012.

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THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT)

US $60,750.68

M LINE HOLDINGS, INC

8% CONVERTIBLE REDEEMABLE NOTE

DUE FEBRUARY 6, 2015

REPLACEMENT NOTE- ORIGINALLY ISSUED MAY 31, 2011

IN THE AMOUNT OF $150,000.00

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of GEL PROPERTIES, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Sixty Thousand Seven Hundred Fifty dollars and 68/100 cents (U.S. $60,750.68) on February 6, 2015 (“Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on February 6, 2015. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE, 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.               This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
Initials

2.               The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.               This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”) and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.               (a)           The Holder of this Note is entitled, at its option, at any time after 180 days, and after full cash payment for the shares convertible hereunder, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the seven prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to included the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)               Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”), The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

/s/ Anthony L. Anish
Initials

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(c)          This Note may not be prepaid.

(d)        Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)       In case of any Sale Event in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.       No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.       The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.       The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.        If one or more of the following described “Events of Default” shall occur:

/s/ Anthony L. Anish
Initials

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(a)       The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)       Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(c)       The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d)       The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)       A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(f)       Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)       One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)       defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(i)       The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)       If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

/s/ Anthony L. Anish
Initials

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(k)      The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(l)      The Company shall not replenish the reserve set forth in Section 12, with- in 3 business days of the request of the Holder.

Then, or at any time thereafter, unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall be accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including without limitation engaging an attorney, then the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.      In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.      Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.      The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer. Further. The Company will instruct its counsel to either (i) write a 144- 3(a)(9) opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.      The Company shall issue irrevocable transfer agent instructions reserving 16,000,000 shares of its Common Stock for conversions under this Note (the “Share Reserve”). The reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, the any shares remaining in the Share Reserve shall be cancelled. The Company shall pay all costs associated with issuing and delivering the shares.

/s/ Anthony L. Anish
Initials

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13.         The Company will give the Holder direct notice of any corporate actions including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.         This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
Initials

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: 2/6/14

M LINE HOLDINGS, INC

By:	/s/ Anthony L. Anish

Title:	COO

/s/ Anthony L. Anish
Initials

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ___________ Shares of Common Stock of M Line Holdings, Inc. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________________________________

Applicable Conversion Price: _______________________________________________

Signature: ______________________________________________________________

[Print Name of Holder and Title of Signer]

Address: _______________________________________________________________

______________________________________________________________

SSN or EIN: _____________________

Shares are to be registered in the following name: _______________________________

Name: _________________________________________________________________

Address: ______________________________________________________________

Tel: _____________________________________

Fax: _____________________________________

SSN or EIN: ______________________________

Shares are to be sent or delivered to the following account:

Account Name: _________________________________________________________

Address: _______________________________________________________________

/s/ Anthony L. Anish
Initials

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2672 Dow Avenue, Tustin, CA 92780 tel: 714.630.6253 • fax: 714.619.2339 email: tony@mlineholdings.com web site: www.mlineholdings.com

February 12, 2014

VStock Transfer, LLC

77 Spruce Street, Suite 201

Cedarhurst, NY 11516

Ladies and Gentlemen:

M Line Holdings, Inc., a Nevada corporation (the “Company”) and JMJ Financial (the “Investor”) entered into a $335,000 Promissory Note (the “Note”) dated February 12, 2014. A copy of the Note is attached hereto. You should familiarize yourself with your issuance and delivery obligations, as Transfer Agent, contained therein. The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion.

You are hereby irrevocably authorized and instructed to reserve a sufficient number of shares of common stock (“Common Stock”) of the Company (at least 60,000,000 (sixty million) shares of Common stock for the Note which should be held in reserve for the Investor as of this date) for issuance upon full conversion of the Note in accordance with the terms thereof. The amount of Common Stock so reserved may be increased, from time to time, by written instructions of the Company and the Investor. In the event of a reverse stock split the reserve should remain unchanged unless instructed by the Investor and the Company.

The ability to process a notice of conversion under the Note (a “Conversion Notice”) in a timely manner is a material obligation of the Company pursuant to the Note. Your film is hereby irrevocably authorized and instructed to issue shares of Common Stock of the Company (without any restrictive legend) to the Investor without any further action or confirmation by the Company (from the reserve, but in the event there are insufficient reserve shares of Common Stock to accommodate a Conversion Notice (defined below) your firm and the Company agree that the Conversion Notice should be completed using authorized but unissued shares of Common Stock that the Company has in its treasury): (A) upon your receipt from the Investor of: (i) a Conversion Notice executed by the Investor; and (ii) an opinion of counsel of the Investor, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that the shares of Common Stock of the Company issued to the Investor pursuant to the Conversion Notice are not “restricted securities” as defined in Rule 144 and should be issued to the Investor without any restrictive legend, provided that the Company is current on its SEC filings; and. (B) the number of shares to be issued is less than 4.99% of the total issued common stock of the Company.

The Company hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Common Stock pursuant to any Conversion Notices received from the Investor.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith (which gross negligence or bad faith must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing (irrevocable instructions) and does hereby extend the Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

If the Company’s account is in arrears with the Transfer Agent, the Transfer Agent shall not have any obligation to act upon these instructions; however the Investor shall have the option to cure the outstanding balance with the Transfer Agent.

The Company agrees that in the event that the Transfer Agent resigns as the Company’s transfer agent, or if the Company decides to switch or terminate the current Transfer Agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within five (5) business days.

The Investor is intended to be and is third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours,

M Line Holdings, Inc.

By:	/s/ Bruce W. Barren
Bruce Barren
Chief Executive Officer

Acknowledged and Agreed:

JMJ Financial / Its Principal

VStock Transfer, LLC

By:	/s/ Yoel Goldfeder
Name:	Yoel Goldfeder
Title:	CEO

DEBT PURCHASE AGREEMENT

This Debt Purchase Agreement (the “Agreement”) made as of this 6th day of February, 2014, by and between GEL Properties, LLC (the “Buyer”) and Spagus Capital Partners, LLC (the “Seller”).

1.    PURCHASE AND SALE OF THE CONVERTIBLE NOTE

Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), the Seller hereby sells, assigns and transfers to the Buyer and the Buyer agrees to purchase from the Seller the “Transferred Rights” of the Seller and all rights thereto. Transferred Rights shall mean all rights with respect to $50,000 in principal and proportional accrued interest (the “Assigned Portion”) under that promissory note in the amount of $150,000 issued by M Line Holdings, Inc. (“Borrower” or “Company”) on May 31, 2011, a true and correct copy which has been provided to New Venture Attorneys, P.C. (the “Note”). By Its signatures hereto the Borrower accepts the assignment of the Transferred Rights to Buyer and agrees that Buyer may convert the Transferred Rights into shares of the Company’s common stock.

2.    CONSIDERATION

The purchase price for the Assigned Portion of the Note shall be the Buyer’s payment of Fifty Thousand Dollars ($50,000.00) to the Seller, for the Assigned Portion (the “Purchase Price”).

3.    CLOSING

The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the delivery of the Purchase Price via wire transfer of immediately available funds against the assignment of the Note. The funds will be wired as set forth in Exhibit A.

4.    REPRESENTATIONS AND WARRANTIES OF SELLER The Seller hereby represents and warrants to the Buyer as follows:

4.1      Status of the Seller and the Note. The Seller is the beneficial owner of the Note. The Note is currently outstanding and Seller is informed by Company that the Note represents a bona fide debt obligation of the Company.

4.2      Authorization; Enforcement. (i) Seller has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to sell each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) have been duly authorized by the Seller and no further consent or authorization of the Seller or its members is required, (iii) this Agreement has been duly executed and delivered by the Seller, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

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4.3      No Conflicts. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Seller are a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Seller are subject) applicable to Seller or the Note is bound or affected. The Seller is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

4.4       Title: Rule 144 Matters. Seller has good and marketable title to the Note. Seller is not an “Affiliate” of the Company, as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the “1933 Act”), as such Buyer will be able to track the holding period of the Seller.

4.5	Consent of the Company.

(i)         The Company, as evidence by its signature at the foot of this Agreement, hereby represents and warrants that, upon delivery to the Company of the Note, the Company shall promptly cause to be issued to and in the name of Buyer one of more new executed Notes in the aggregate amount of $50,000.00 but otherwise having the sale terms (including, but not necessarily limited to, referring to the original issue date) as in the Note. The Note may contain the same restrictive legend as provided in the original Note, but no stop transfer order. The Note is currently outstanding and represents a bona fide debt obligation of the Company.

(ii)         The signature by the Company also represents the Company’s agreement to treat Buyer as a party to, and having all the rights of the Seller with respect to the Transferred Rights.

5.    REPRESENTATIONS WARRANTIES AND ACKNOWLEDGEMENTS OF THE BUYER. The Buyer hereby represents warrants and acknowledges to the Seller as follows:

5.1 Sophisticated Investor. The Buyer has sufficient knowledge and experience of financial and business matters, is able to evaluate the merits and risks of the partial purchase of the Note and has had substantial experience in previous private and public purchases of securities.

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5.2 Authorization: Enforcement (i) Buyer has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to purchase each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Buyer and the consummation by it of the transactions contemplated hereby (including, without limitation, the purchase of the Note by the Buyer) have been duly authorized by the Buyer and no further consent or authorization of the Buyer or its members is required, (iii) this Agreement has been duly executed and delivered by the Buyer, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

5.3 No Conflicts. The execution, delivery and performance of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Buyer is subject) applicable to Seller or the Note is bound or affected. The Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

6.	MISCELLANEOUS

6.1        Binding Effect; Benefits. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by any reason of this Agreement.

6.2         Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, or transmitted by telecopy or telex, or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the following addresses (or such others as shall be provided in writing hereafter):

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(a)	If to the Buyer to:

GEL Properties, LLC

16192 Coastal Highway

Lewes, DE 19958

Attn: Samuel Eisenberg

(b)	If to the Seller to:

Spagus Capital Partners, LLC

250 F. Centerville Road

Warwick, RI 02886

6.3         Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

6.4         Further Assurances. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement.

6.5         Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be part of this Agreement or to affect the meaning or interpretation of this Agreement.

6.6         Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

6.7         Governing Law. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

6.8         Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

6.9         Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BUYER:
GEL PROPERTIES, LLC

By:	Samuel Eisenberg
Samuel Eisenberg, Managing Member

SELLER:

SPAGUS CAPITAL PARTNERS, LLC

By:	/s/ Armand C. Spaziano
Title:	Principal

ACCEPTED AND AGREED:

M LINE HOLDNGS, INC

By:	/s/ Anthony L. Anish

Title:	COO

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EXHIBIT A

WIRE INSTRUCTIONS FOR SELLER

PLEASE WIRE YOUR FUNDS TO THE FOLLOWING

PLEASE INSERT COMPLETE BANK WIRING INFO INCLUDING BANK ADDRESS AS WELL AS ADDRESS

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NON-AFFILIATION LETTER

February 6, 2014

Counsel to M LINE HOLDINGS, INC.

Counsel to GEL Properties, LLC

Gentlemen:

Please let this letter serve as confirmation that Spagus Capital Partners, LLC is not now, and has not been during the preceding 90 days, an officer, director, 10% or more shareholder of M LINE HOLDINGS, INC. or in any other way an “affiliate” of (as that term is defined in Rule 144(a)(1) adopted pursuant to the Securities Act of 1933, as amended), of such issuer.

Very Truly yours,

SPAGUS CAPITAL PARTNERS, LLC

By:	/s/ Armand C. Spaziano

Title:	Principal

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Second Conversion	MLHC

Restated 6% Convertible Redeemable Note dated

(Spagus Capital Partners LLC Note Dated 05/31/11)

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

Two Thousand /100 Dollar Conversion

The undersigned hereby irrevocably elects to convert $2,000.00 of the above note into Shares of Common Stock M Lie Holdings Inc (MLHC) (Company) according to the conditions set forth in such note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion        March 3, 2014

Applicable Conversion Price $0.00845 = 236,686 Shares

Signature	/s/ Samuel Eisenberg
Samuel Eisenberg
Officer

[Print Name of Holder and Title of Signer]

Address: GEL PROPERTIES, LLC 16192 Coastal Hwy Lewes, DE 19958

SSN or EIN:   27-5333179

Shares are to be registered in the following name:

GEL PROPERTIES LLC

Address:

Tel:	Fax:
SSN or EIN:

Shares are to be sent or delivered to the following account:

Account Name: GEL PROPERTIES, LLC

Account No.

Address: C/o Legend Securities 45 Broadway 32nd Floor

 New York NY 10006

Tel: 646-396-2400	Fax:

Attn: Moshe Greenfeld

Date & Closing Bid Price	Balance of
02/24/2014 $0.013	Debenture
$55,250.68

2672 Dow Avenue, Tustin, CA 92780 tel: 714.630.6253 • fax: 714.619.2339 email: tony@mlineholdings.com web site: www.mlineholdings.com

February 6, 2014

V Stock Transfer LLC

77 Spruce Street, Suite 201

Cedarhurst, NY 11516

Ladies and Gentlemen:

M Line Holdings, Inc., a Nevada corporation (the “Company”) and Gel Properties, LLC have entered into two Convertible Promissory Notes in the principal amount of $50,000.00, each (collectively, the “Note”).

A copy of the Note is attached hereto. You should familiarize yourself with your issuance and delivery obligations, as Transfer Agent, contained therein, The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion or exercise.

You are hereby irrevocably authorized and instructed to reserve a sufficient number of shares of common stock (“Common Stock”) of the Company (initially, 32,000,000 shares of Common Stock for the subject Note which should be held in reserve for the Investor pursuant to the subject Note as of this date) for issuance upon full conversion of the Note and the convertible promissory note referenced herein in accordance with the terms thereof. The amount of Common Stock so reserved may be increased, from time to time, by written instructions of the Company and the Investor.

The ability to convert the Note in a timely manner is a material obligation of the Company pursuant to the Note. Your firm is hereby irrevocably authorized and instructed to issue shares of Common Stock of the Company (without any restrictive legend) to the Investor without any further action or confirmation by the Company by either (i) electronically by crediting the account of a Prime Broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, provided that the Company has been made FAST/DRS eligible by DTCC (DWAC), or (ii) in certificated form without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares: (A) upon your receipt from the Investor dated within 90 days from the date of the issuance or transfer request, of: (i) a notice of conversion (“Conversion Notice”) executed by the Investor; and (ii) an opinion of counsel of the Investor, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that the shares of Common Stock of the Company issued to the Investor pursuant to the Conversion Notice are not “restricted securities” as defined in Rule 144 and should be issued to the Investor without any restrictive legend; and (B) the number of shares to be issued is less than 4.99% of the total issued common stock of the Company.

The Company hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Common Stock pursuant to any Conversion Notices received from the Investor.

The Investor and the Company understands that Island Stock Transfer shall not be required to perform any issuances or transfers of shares if (a) the Company or request violates, or be in violation of, any terms of the Transfer Agent Agreement, (b) such an issuance or transfer of shares be in violation of any state or federal securities laws or regulation or (c) the issuance or transfer of shares be prohibited or stopped as required or directed by a court order

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith. You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing (irrevocable instructions) and does hereby extend the Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

The Company agrees that in the event that the Transfer Agent resigns as the Company’s transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these irrevocable Instructions within five (5) business days. The Investor and the Company agree that the Transfer Agent shall not be required to perform any issuances or transfers of shares as of the date of the termination of the transfer agreement.

The Investor is intended to be and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours,

M LINE HOLDINGS, INC.

/s/ Anthony L. Anish
Officer’s name Anthony L. Anish
Officer’s position Chief Executive Officer

Acknowledged and Agreed:

V Stock Transfer; LLC

By:	/s/ Yoel Goldfeder
Name:	Yoel Goldfeder
Title:	CEO

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT)

US $50,000.00

M LINE HOLDINGS, INC

8% CONVERTIBLE REDEEMABLE NOTE

DUE FEBRUARY 6, 2015

FOR VALUE RECEIVED, M Line Holdings, Inc. (the “Company”) promises to pay to the order of GEL PROPERTIES, LLC and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Fifty Thousand dollars exactly (U.S. $50,000.00) on February 6, 2015 (“Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on February 6, 2014. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE, 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time, The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.             This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same, No service charge will be made for such registration or transfer or exchange, except that Holder al pay any tax or other governmental charges payable in connection therewith.

/s/ Anthony L. Anish
Initials

2.             The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.            This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”) and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.            (a) The Holder of this Note is entitled, at its option, at any time after 180 days, and after full cash payment for the shares convertible hereunder, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature, at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest closing bid price of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the seven prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to included the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect.

(b)           Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

/s/ Anthony L. Anish
Initials

2

(c)           During the first six months this Note is in effect, the Company may redeem this Note by paying to the Holder an amount as follows: (i) if the redemption is within the first 90 days this Note is in effect, then for an amount equal to 125% of the unpaid principal amount of this Note along with any interest that would have accrued during them term, (ii) if the redemption is after the 91st day this Note is in effect but less than the 150th day this Note is in effect, then for an amount equal to 140% of the unpaid principal amount of this Note along with any prepaid and earned interest, (iii) if the redemption is after the 151st day this Note is in effect but less than the 180th day this Note is in effect, then for an amount equal to 150% of the unpaid principal amount of this Note along with any prepaid and earned interest. This Note may not be redeemed after 180 days. The redemption must be closed and paid for within 3 business days of the Company sending the redemption demand or the redemption will be invalid and the Company may not redeem this Note

(d)           Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)           In case of any Sale Event in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.          No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.          The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

/s/ Anthony L. Anish
Initials

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7.          The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.          If one or more of the following described “Events of Default” shall occur:

(a)        The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)         Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(c)        The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d)        The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)        A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(f)        Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)        One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)        defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered ad failed to cure such default within the appropriate grace period; or

/s/ Anthony L. Anish
Initials

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(i)        The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)        If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

(k)       The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(1)       The Company shall not replenish the reserve ‘set forth in Section 12, within 3 business days of the request of the Holder.

Then, or at any time thereafter, unless cured, and in each and every such case, unless’ such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall be accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including without limitation engaging an attorney, then the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.      In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.      Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

/s/ Anthony L. Anish
Initials

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11.     The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer. Further. The Company will instruct its counsel to either (i) write a 144- 3(a)(9) opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.      The Company shall issue irrevocable transfer agent instructions reserving 16,000,000 shares of its Common Stock for conversions under this Note (the “Share Reserve”). The reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, any shares remaining in the Share Reserve shall be cancelled. The Company shall pay all costs associated with issuing and delivering the shares.

13.      The Company will give the Holder direct notice of any corporate actions including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.     This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

/s/ Anthony L. Anish
Initials

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: 2/6/14

M LINE HOLDINGS, INC

By:	/s/ Anthony L. Anish
Title:	COO

/s/ Anthony L. Anish
Initials

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ___________ Shares of Common Stock of M Line Holdings, Inc. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________________________________

Applicable Conversion Price: _______________________________________________

Signature: ______________________________________________________________

[Print Name of Holder and Title of Signer]

Address: _______________________________________________________________

______________________________________________________________

SSN or EIN: _____________________

Shares are to be registered in the following name: __________________________________________________

Name: _________________________________________________________________

Address: ______________________________________________________________

Tel: _____________________________________

Fax: _____________________________________

SSN or EIN: ______________________________

Shares are to be sent or delivered to the following account:

Account Name: _________________________________________________________

Address: _______________________________________________________________

/s/ Anthony L. Anish
Initials

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